Summarized Status of Performance-based Nonvested Shares and Changes during Period (Detail) - Performance Shares - $ / shares shares in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Shares
Outstanding at beginning of year		766	1,049	809
Granted	[1]	384	211	564
Vested		(241)	(258)	(324)
Forfeited/canceled		9	(236)
Outstanding at end of year		918	766	1,049
Weighted Average Grant Date Fair Value
Outstanding at beginning of year		$ 25.86	$ 22.75	$ 18.76
Granted	[1]	36.84	30.89	24.88
Vested		22.92	17.57	15.93
Forfeited/canceled		22.20	25.62
Outstanding at end of year		$ 31.19	$ 25.86	$ 22.75

[1]	Includes the issuance of approximately 87,356 stock replacement awards in connection with the acquisition of NetSpend in 2013. These awards had a market value of $2.2 million. A portion of the expense associated with these awards has been included as a component of the total purchase price of the NetSpend acquisition. Refer to Note 24.